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                                                                      Exhibit 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-91794 and 333-30503) of DISC, Inc. of our report dated February 12, 1998, except as to Notes 1 and 5, which are as of March 18, 1998, appearing on page 36 of this Form 10-K.




PRICE WATERHOUSE LLP
San Jose, California
April 10, 1998






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